NUVEEN GROWTH OPPORTUNITIES ETF

SUPPLEMENT DATED DECEMBER 20, 2024

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED FEBRUARY 29, 2024

Important Notice Regarding Addition to Investment Policy

The Board of Directors of Nuveen Growth Opportunities ETF (the “Fund”) has approved the addition of the following non-fundamental investment policy, which was adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (the “Name Policy”) and is expected to go into effect on February 28, 2025:

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of growth companies.

PLEASE KEEP THIS WITH YOUR

PROSPECTUS AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

NGN-NUGO-1224P